UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): September 7, 2004

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-18051                   13-3487402
    --------------                   -------                   ----------
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                  Number)               Identification No.)
    incorporation)


   203 East Main Street, Spartanburg, SC                      29319-0001
   -----------------------------------------                  ----------
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





Item 8.01  Other Events

           On September 7, 2004, Denny's Corporation issued a press release announcing that it has commenced a cash tender offer for any and all outstanding 12 3/4% Senior Notes due 2007 and any and all 11 1/4% Senior Notes due 2007. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

               Exhibit 99.1 -- Press release issued by Denny's Corporation on September 7, 2004





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Denny's Corporation


Date:  September 10, 2004                         /s/ Andrew F. Green
                                                  -----------------------------
                                                  Andrew F. Green
                                                  Senior Vice President and
                                                  Chief Financial Officer